UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) November 15, 2006

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
LISTING RULE OR STANDARD; TRANSFER OF LISTING

On November 15, 2006, the Company received a NASDAQ Staff Determination letter indicating that the Company was not in compliance with NASDAQ Marketplace Rule 4310(c)(14), which requires the timely filing of periodic reports for continued listing. As previously disclosed in a Form 12b-25 filed with the Securities and Exchange Commission on November 14, 2006, the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended October 1, 2006 as a result of an ongoing review of the Company's accounting treatment for end of term store lease obligations to ensure compliance with Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations".

The Company has appealed the NASDAQ Staff Determination and has requested a hearing before a NASDAQ Listing Qualifications Panel (the "Panel") in accordance with NASDAQ Marketplace Rules. The appeal and hearing process will automatically stay the delisting of the Company's common stock pending the Panel's review and determination.

Until the Panel issues a determination following the hearing, and thereafter during the period of any conditional listing exception granted by the Panel, the Company's common stock will continue to be listed on the NASDAQ Stock Market. However, there can be no assurance that the determination of the Panel following the hearing will be favorable or that any conditional listing exception will be granted by the Panel.

On November 21, 2006, the Company issued a press release announcing its receipt of the NASDAQ Staff Determination and its plans to appeal and request a hearing. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference in its entirety herein.

Forward Looking Statements

To take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this report contains forward-looking statements, including descriptions of the Company's appeal of the NASDAQ Staff Determination and its ongoing review of its accounting treatment for end of term store lease obligations that are based upon the Company's current intent, estimates, expectations and projections and involve a number of risks and uncertainties. There can be no assurance that the determination of the Panel following the hearing will be favorable, that any conditional listing exception will be granted by the Panel or regarding the outcome of the Company's accounting review. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1   Press Release dated November 21, 2006.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MOVIE GALLERY, INC.
Date: November 21, 2006


/S/ Thomas D. Johnson, Jr.
---------------------------------
Thomas D. Johnson, Jr.
Senior Vice President - Corporate
Finance and Business Development,
Interim Chief Financial Officer


INDEX TO EXHIBITS

99.1    Press Release dated November 21, 2006.